EXHIBIT 10.26

WAIVER

WAIVER dated as of February 20, 2008 (this “Waiver”) by CitiCapital Commercial Corporation, a Delaware corporation, as sole lender (the “Lender”) and agent (the “Agent”) for the Lender, in favor of Hooper Holmes, Inc., a New York corporation (the “Borrower”), under the Loan and Security Agreement dated as of October 10, 2006, as amended to date, among the Borrower, the Agent and the lenders from time to time party thereto (as so amended to date, the “Loan Agreement”).  Unless otherwise indicated, all capitalized terms used herein without definition shall have the meanings given to such terms in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, an Event of Default has occurred under Section 9.1(h)(ii) of the Loan Agreement as a result of James D. Calver’s resignation as Chief Executive Officer of the Borrower and departure from the Borrower (the “Calver Departure”); and

WHEREAS, the Agent has concluded that it is prepared to waive such Event of Default on behalf of the Required Lenders.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Limited Waiver.  Effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Agent, on behalf of the Required Lenders, hereby waives the Event of Default resulting from the Calver Departure.  By its acceptance of this Waiver, the Borrower, on behalf of itself and the other Loan Parties, acknowledges and agrees that the waiver set out herein is strictly limited to the facts and circumstances described in the recitals above and shall not extend to any other Default or Event of Default, including, without limitation, any change in the identity or departure of any future Chief Executive Officer immediately or subsequently succeeding James D. Calver or any other change in the composition of the Borrower’s management.  The Agent, on behalf of the Lenders, reserves the right to object and/or withhold its consent to any such change.

SECTION 2. Conditions Precedent.  This Waiver shall become effective when, and only when, the Agent shall have received (a) in immediately available funds payment of all of its costs and expenses (including, without limitation, attorneys’ fees) incurred in connection with the preparation, negotiation, execution and delivery of this Waiver, (b) counterparts of this Waiver, duly executed by the Borrower and acknowledged and consented to by the Guarantors, and (c) such other documents, instruments, evidence, materials and information as the Agent may reasonably request.

SECTION 3. Representations and Warranties.  The Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in and as to the Loan Agreement, as modified hereby, and the other Loan Documents and confirms that all such representations and warranties, after giving effect to this Waiver, are true and correct in all material respects as of the date hereof.

SECTION 4. General Provisions.

(a) Except as expressly modified hereby, the Loan Agreement and the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

(b) All references to the Loan Agreement hereafter shall mean the Loan Agreement as modified hereby.

(c) This Waiver may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.  This Waiver may be executed and delivered by telecopy with the same force and effect as if it were an originally executed and delivered manual counterpart.

(d) THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(e) This Waiver shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their proper and duly authorized officers as of the date first set forth above.

LENDERS

CITICAPITAL COMMERCIAL CORPORATION

By:

Doreen Amado

Vice President

AGENT

CITICAPITAL COMMERCIAL CORPORATION

By:

Doreen Amado

Vice President

BORROWER

HOOPER HOLMES, INC.

By:

      Michael J. Shea

      Senior Vice President and Chief Financial

      Officer

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ACKNOWLEDGMENT AND CONSENT

Each of the undersigned Loan Parties hereby acknowledges receipt of a copy of the Waiver, dated as of February 20, 2008 (the “Waiver”), by CitiCapital Commercial Corporation, as agent (the “Agent”) for the lenders and as sole lender (the “Lender”), in favor of Hooper Holmes, Inc., a New York corporation, as borrower (the “Borrower”).  Each of the undersigned Loan Parties shall be bound by and comply with the terms of the Waiver insofar as such terms are applicable to the undersigned, consents to the Borrower’s, the Agent’s and the Lender’s entering into the Waiver and reaffirms in their entirety the terms and provisions of each and every Loan Document (as defined in the Loan Agreement referred to and identified in the Waiver to which this Acknowledgment and Consent is appended) to which such undersigned Loan Party is a party.

HOOPER INFORMATION SERVICES, INC.

By:

Name:

Title:

HOOPER EVALUATIONS, INC.

By:

Name:

Title:

MID AMERICA AGENCY SERVICES, INCORPORATED

By:

Name:

Title:

TEG ENTERPRISES, INC.

By:

Name:

Title:

HERITAGE LABS INTERNATIONAL, LLC

By:

Name:

Title:

HOOPER DISTRIBUTION SERVICES, LLC

By:

Name:

Title: